FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2012
FAIR VALUE MEASUREMENTS
14.	FAIR VALUE MEASUREMENTS

Measured on a recurring basis

The Group’s financial instrument measured at fair value on a recurring basis is related to the contingent consideration in connection with the acquisition of Clickpro, as presented in the following table.

	Liabilities at carrying values	Total fair value	Active market for identical liabilities (Level 1)	Other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
As of December 31, 2012
Liabilities—Contingent acquisition consideration payable	2,237	2,237	—	—	2,237

The Group measured the fair value of contingent consideration as of December 31, 2012 using the income approach based on the scenario-based projections relevant to revenue and net income, which required the use of unobservable inputs including assumptions of projected revenue, cost, operating expenses, and other expenses, as well as a discount rate calculated based on average cost of equity of internet advertising industry.

The following table summarized the movement of the balances of the Group’s contingent consideration measured at fair value with level 3 inputs on a recurring basis:

Balance at December 31, 2010	—
Contingent consideration payable recorded in connection with acquisition of Clickpro (Note 3)	3,297
Balance at December 31, 2011	3,297
Amounts with contingency resolved	(474)
Changes in fair value	(654)
Exchange difference	68

Balance at December 31, 2012	2,237

Measured at fair value on a non-recurring basis

The Group measured fair value of assets and liabilities acquired in business acquisitions using various valuation methods, primarily consisting of the “cost”, “income approach-excess earnings” and “with & without” valuation methods. These purchased assets and liabilities are considered Level 3 assets and liabilities because the Group used unobservable inputs, reflecting the Group assessment of the assumptions that market participants would use in valuing these assets and liabilities (Note 3).

The Group measured the call option acquired with the acquisition of Clickpro, the equity method investments and cost method investments at fair value on a nonrecurring basis when it wrote down the carrying amounts of the investments to their fair value as a result of the impairment assessments. The determination of fair value of the investment involves judgment as to the severity and duration of the decline below fair value. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management estimation on the future performance of the investees and the recoverability of the investment.

The Group measured the intangible assets at fair value on a nonrecurring basis when the carrying amount of an asset may no longer be recoverable as a result of the impairment assessment. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the discounted future cash flow and the discount rate.

The Group measured the goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that the carrying amount of a reporting unit exceeds its fair value as a result of the impairment assessments. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the discounted future cash flow and the discount rate.